UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                -----------------

                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of report (Date of earliest event reported): April 20, 2007


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                           Meta Financial Group, Inc.
             (Exact name of registrant as specified in its charter)


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            Delaware                       0-22140              42-1406262
(State or other jurisdiction of       (Commission File         (IRS Employer
 incorporation or organization)            Number)           Identification No.)

                   121 East Fifth Street, Storm Lake, IA 50588
               (Address of principal executive offices)(Zip Code)


Registrant's telephone number, including area code: (712) 732-4117

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

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                                TABLE OF CONTENTS


Section 2         Financial Information
                  Item 2.02  Results of Operations and Financial Condition.


Section 9         Financial Statements and Exhibits
                  Item 9.01  Financial Statements and Exhibits


Signatures


Exhibit Index
Exhibit 99.1


                                       i

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Section 2         Financial Information

Item 2.02         Results of Operations and Financial Condition

                  On April 20, 2007, the Registrant issued a news release announcing its results of operations and financial condition as of and for the three and six months ended March 31, 2007. A copy of the press release is attached as Exhibit 99.1 to this report and is incorporated into this Item 2.02 by reference. The information in this Form 8-K, including the exhibits, relating to this Item 2.02 shall not be deemed to be "filed" for purposes of the Exchange Act, or otherwise subject to the liabilities thereof, nor shall it be deemed to be incorporated by reference in any filing under the Exchange Act or under the Securities Act of 1933, as amended, except to the extent specifically provided in any such filing.


Section 9         Financial Statements and Exhibits

Item 9.01         Financial Statements and Exhibits

                  (c) Exhibits
                  The following Exhibit is being furnished herewith:

                  99.1 Press Release of Meta Financial Group, Inc., dated April 20, 2007 regarding the results of operations and financial condition.




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    META FINANCIAL GROUP, INC.
                              By:   /s/ Jonathan M. Gaiser
                                    -------------------------------------
                                    Jonathan M. Gaiser
                                    Senior Vice President, Secretary, Treasurer,
                                    and Chief Financial Officer

Dated:  April 20, 2007



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                                  EXHIBIT INDEX

     Exhibit
      Number            Description of Exhibit

       99.1 Press Release of Meta Financial Group, Inc., dated April 20, 2007 regarding the results of operations and financial condition